NUVEEN Exchange-Traded Funds

MAY 31, 1998

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NIM
Select Maturities

Photo of: Couple in boat.

Highlights
As of May 31, 1998


   CONTENTS
 1 Dear Shareholder
 4 Portfolio Manager's Comments
 5 Performance Overview
 6 Report of Independent Auditors
 7 Portfolio of Investments
11 Statement of Net Assets
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Notes to Financial Statements
17 Financial Highlights
20 Building Better Portfolios
21 Fund Information

================================================================================
Credit Quality                Performance Highlights

Nuveen Select Maturities Municipal Fund (NIM)
                              o Taxable-equivalent yield of 7.68% for investors
                                in the 31% federal income tax bracket
                              o One-year total return on share price of 12.60%
                              o One-year taxable equivalent total return on
                                share price of 15.23% for investors in the 31% federal income tax bracket

PIE CHART:
AAA/Pre-refunded              39%
AA                            22%
A                             15%
BBB/NR                        24%

================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier AdviserSM equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

PHOTO OF: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Graphic of: Bond Buyer 40 chart

Dear Shareholder

I'm pleased to share with you this performance report for the Nuveen Select Maturities Municipal Fund. Over the past 12 months, the fund continued to perform well and meet its objectives of providing you with attractive tax-free income and strong after-tax total returns.


THE ECONOMY IN REVIEW
Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.


MUNICIPAL MARKET REVIEW
As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in the portfolio contributed to the fund's total return for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the funda mental financial health of many munic ipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the fund's performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management team worked diligently to sift through the available issues to select those undervalued securities that would help the fund achieve its investment objectives.


DIVERSIFICATION: THE KEY TO A BETTER PORTFOLIO
In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1998


Sidebar text: "Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."



Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Nuveen Select Maturities Municipal Fund
Portfolio Manager's Comments
TED NEILD MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM AND PORTFOLIO MANAGER OF THE SELECT MATURITIES FUND TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUND OVER THE PAST YEAR.



MUNICIPAL MARKET UPDATE
As Tim discussed in his letter to shareholders, the past year brought a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to trend downward and inflation remained at its lowest level in years. Although municipal bonds have performed well, their rally lagged that of the tax able fixed-income markets due to the dramatic increase in municipal supply stimulated by the low rate environment. New issuance of municipal bonds is on pace for a record-breaking year, while refunding volume is up 50% over last year.

The continued strength of the U.S. economy also played a major role in municipal market performance by boost ing the credit quality of many municipal issuers. While fundamental credit strength improved, the yield spread between higher- and lower-rated bonds remained tight as the issuance of insured municipal bonds continued to increase, resulting in reduced supplies of lower-rated bonds.

FUND PERFORMANCE
In reviewing the performance of this fund, it is important to look at both components of total return: price appreciation and income. Understanding the factors that influence these components can help us measure how well the fund is meeting its objectives of providing investors with the highest possible level of tax-free income consistent with capital preservation as well as enhanced portfolio value relative to the market.

Price Appreciation
Over the past 12 months, shareholders in the Nuveen Select Maturities
Fund continued to enjoy tax-free dividends generated by a portfolio of quality intermediate-term municipal bonds. For the year ended May 31, 1998, the total return on net asset value for the fund was 7.85%, equivalent to a taxable return of 10.26% for investors in the 31% federal income tax bracket. Given the fund's intermediate-term investment focus, it maintains a lower duration than most longer-term funds, which contributes to its net asset value stability. Duration measures a fund's price volatility, or reaction to interest rate movements. The fund's shorter duration makes it more defensive and provides the advantage of lower volatility.

Income
The declining interest rate environment of the past year played a role in reducing the income level of this fund, as higher-yielding bonds called or sold from the portfolio were replaced with bonds paying today's lower interest rates. Despite the dividend adjustment necessitated by the change in the level of income earned by the portfolio, the fund continues to provide a very competitive current market yield of 5.30%, which translates to 7.68% on a taxable-equivalent basis for investors in the 31% federal income tax bracket.

KEY STRATEGIES
Over the past year, we focused on optimizing returns through the purchase of non-callable bonds with maturities in the range of 13-15 years. We felt that these bonds offered good values and provided the most attractive investment choices for generating competitive income and contributing to total returns. Also, buying non-callable bonds strengthened the already excellent call protection of this fund. In addition, we found good value and competitive yields with intermediate-term securities in the housing sector. In a market characterized by low yields and tight credit spreads, our portfolios are not often compensated for assuming additional interest rate or credit risk, and we continue to carefully evaluate every risk to ensure that it enhances performance. Our focus remains on selecting undervalued securities that provide attractive income and the opportunity for price appreciation. The research-intensive bond selection process at which Nuveen excels helps us identify those issues that support the fund's objectives.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors. Overall, we expect the market for intermediate bonds to run parallel with the long-term market.

Given the current environment of low interest rates and tight credit spreads, our primary focus in the months ahead will be on preserving shareholder capital. We plan to achieve this by upgrading credit quality and taking on additional risk only when competitive yields or strong price appreciation potential compensate the fund for doing so.

Nuveen Select Maturities Municipal Fund
Performance Overview
As of May 31, 1998

NIM



PORTFOLIO STATISTICS
==================================================
Inception Date                                9/92
--------------------------------------------------
Share Price                                11 7/16
--------------------------------------------------
Net Asset Value Per Share                   $11.95
--------------------------------------------------
Current Market Yield                         5.30%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  7.68%
--------------------------------------------------
Fund Net Assets ($000)                    $147,842
--------------------------------------------------
Average Weighted Maturity (Years)            10.89
--------------------------------------------------
Average Weighted Duration (Years)             6.18
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        12.60%         7.85%
--------------------------------------------------
3-Year                         7.05%         6.52%
--------------------------------------------------
5-Year                         5.27%         6.36%
--------------------------------------------------
Since Inception                4.92%         6.73%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.23%        10.26%
--------------------------------------------------
3-Year                         9.72%         9.03%
--------------------------------------------------
5-Year                         7.92%         8.90%
--------------------------------------------------
Since Inception                7.46%         9.20%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Utilities                                      24%
--------------------------------------------------
Housing (Multifamily)                          15%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 A taxable equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable-equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.
2 The fund also paid shareholders taxable distributions in December of $0.0376 per share.


1997-1998 Monthly Tax-Free Dividends Per Share(2)
Bar Chart:
June 97                                0.0515
July 97                                0.0515
August 97                              0.0515
September 97                           0.0515
October 97                             0.0515
November 97                            0.0515
December 97                            0.0515
January 98                             0.0505
February 98                            0.0505
March 98                               0.0505
April 98                               0.0505
May 98                                 0.0505

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 1998, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Chicago, Illinois
July 7, 1998

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
                            May 31, 1998
   PRINCIPAL                                                                                    OPTIONAL CALL                 MARKET
       AMOUNT   DESCRIPTION                                                                       PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.8%

$  2,470,000    Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds,   9/02 at 101  Aa       $  2,653,669
                 6.375%, 9/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.1%

   2,010,000    Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds,
                 1995 Series B (Mortgage-Backed Securities Program), 6.200%, 1/01/21              7/05 at 102  AAA         2,094,440
                 (Alternative Minimum Tax)

     910,000    Arkansas Student Loan Authority, Student Loan Revenue Bonds, Series 1992A-2       6/01 at 102  A             970,934
                 (Subordinate), 6.750%, 6/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.0%

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
   1,460,000     8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)           11/01 at 102  Aaa         1,704,141
   4,040,000     8.750%, 11/15/23 (Alternative Minimum Tax)                                      11/01 at 102  Baa1        4,617,356

   1,155,357    El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt              No Opt. Call  Aaa         1,274,578
                 Refunding Bonds, Series 1992A Class A-2, 8.750%, 6/01/11

   1,000,000    Summit County, Colorado, Sports Facilities Refunding Revenue Bonds               No Opt. Call  A-          1,211,940
                 (Keystone Resorts Management, Inc. Project), Series 1990, 7.750%, 9/01/06


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.1%

   2,000,000    State of Florida, Faith and Credit, State Board of Education, Public Education   No Opt. Call  AAA         2,038,980
                 Capital Outlay Bonds, Series 1986-C, 7.100%, 6/01/07

   3,500,000    Hillsborough County Industrial Development Authority, Pollution Control           5/02 at 103  AA          4,043,235
                 Revenue Refunding Bonds (Tampa Electric Company Project) Series 1992, 8.000%, 5/01/22


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                GEORGIA - 8.7%

     810,000    Urban Residential Finance Authority, Of The City Of Atlanta, Revenue Bonds,      No Opt. Call  N/R           850,217
                 (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

   5,755,000    Development Authority of Burke County, Georgia, Pollution Control Revenue Bonds,  1/03 at 103  AAA         6,813,517
                 (Oglethorpe Power Corporation Vogtle Project) Series 1992, 8.000%, 1/01/15
                 (Pre-refunded to 1/01/03)

   1,800,000    State of Georgia, General Obligation Bonds, 1994-D, 6.700%, 8/01/09              No Opt. Call  AAA         2,156,346

   2,540,000    Municipal Electric Authority of Georgia, General Power Revenue Bonds,            No Opt. Call  AAA         3,081,782
                 1992B Series, 7.500%, 1/01/07


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                ILLINOIS - 8.8%

   1,300,000    General Obligation Lease Certificates, 1992 Series A (Board of Education of the  No Opt. Call  AAA         1,455,935
                 City of Chicago), Illinois, 6.125%, 1/01/07

   1,000,000    Chicago School Reform Board of Trustees of the Board of Education of the City of No Opt. Call  AAA         1,154,230
                  Chicago, Illinois, Unlimited Tax General Obligation Bonds, Series 1996, 6.250%, 12/01/11

   2,585,000    Chicago Metropolitan Housing Development Corporation, (Chicago, Illinois),        7/03 at 100  AAA         2,635,071
                 Housing Development Revenue Refunding Bonds, (FHA-Insured Mortgage Loan-Section 8
                 Assisted Project) Series 1993B, 5.700%, 1/01/13

     515,000    City of Danville, Vermilion County, Illinois, Single Family Mortgage Revenue     11/03 at 102  A1            549,855
                 Refunding Bonds, Series 1993, 7.300%, 11/01/10

   3,880,000    Illinois Development Finance Authority, Child Care Facility Revenue Bonds,        9/02 at 102  N/R         4,146,323
                 Series 1992 (Illinois Facilities Fund Project), 7.400%, 9/01/04

   PRINCIPAL                                                                                    OPTIONAL CALL                 MARKET
       AMOUNT   DESCRIPTION                                                                       PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)


$  2,305,000    Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds  11/02 at 102  A       $   2,445,444
                 (Skyline Towers Apartments), Series 1992B, 6.625%, 11/01/07

     575,000    City of Rock Island, Illinois, Residential Mortgage Revenue Refunding Bonds,      9/02 at 102  Aa            615,463
                 Series 1992, 7.700%, 9/01/08


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.5%

                City of Beech Grove, Indiana, Economic Development Multifamily
                Housing Mortgage Revenue Bonds, Series 1997A (FHA Insured
                Mortgage Loan - McGregor Woods Apartments Project):
     170,000     5.000%, 6/01/02 (Alternative Minimum Tax)                                       No Opt. Call  N/R           170,000
     375,000     5.000%, 6/01/07 (Alternative Minimum Tax)                                       No Opt. Call  N/R           375,000
     500,000     5.000%, 6/01/12 (Alternative Minimum Tax)                                       No Opt. Call  N/R           500,000
     685,000     5.000%, 6/01/17 (Alternative Minimum Tax)                                       No Opt. Call  N/R           685,000
   6,770,000     6/01/37 (Alternative Minimum Tax)                                               No Opt. Call  N/R         6,770,000

   2,000,000    Hospital Authority of Elkhart County, Indiana, Hospital Revenue Bonds,            7/02 at 102  A1          2,210,160
                 Series 1992, (Elkhart General Hospital, Inc.), 7.000%, 7/01/08

   1,000,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,        No Opt. Call  AA          1,143,930
                 6.600%, 2/01/07

   2,100,000    The Indianapolis Local Public Improvement Bond Bank, Transportation               7/03 at 102  Aa          2,263,275
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.7%

     935,000    Maine Educational Loan Marketing Corporation, Student Loan Revenue                5/02 at 101  A             993,288
                 Refunding Bonds, Series 1992, Student Loan Revenue Refunding Bonds, Subordinate
                 Series 1992A-2, 6.600%, 5/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.4%

   2,000,000    Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds,                No Opt. Call  BBB+        2,117,960
                 (Woodside Apartments Project) Series 1994, 7.450%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.1%

   4,000,000    Greater Detroit Resource Recovery Authority, Michigan, Resource Revenue          No Opt. Call  AAA         4,528,000
                 Refunding Bonds, Series 1996-A, 6.250%, 12/13/07


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 7.4%

   5,500,000    Energy America (Nebraska) Natural Gas Revenue Note (Metropolitan
                 Utility District Project) Series 1997B, 5.700%, 7/01/08                         No Opt. Call  N/R         5,483,170


                Nebraska Public Gas Agency, Gas Supply System Revenue Bonds, 1995 Series A:
     400,000     5.250%, 4/01/02                                                                 No Opt. Call  Baa1          412,436
   1,250,000     5.300%, 4/01/03                                                                 No Opt. Call  Baa1        1,296,825
   1,000,000     5.400%, 4/01/04                                                                 No Opt. Call  Baa1        1,046,740

   2,400,000    Airport Authority of the City of Omaha (Nebraska), Airport Facilities Revenue     1/02 at 102  A1          2,747,544
                 Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.2%

   3,000,000    New York City Housing Development Corporation, Multi-Family Housing               5/03 at 102  AA          3,086,130
                 Revenue Bonds, 1993 Series A, 5.700%, 11/01/13

   3,800,000    New York City Industrial Development Agency, Amended and Restated                11/04 at 102  AAA         4,085,646
                 Industrial Development Revenue Bonds, (1991 Japan Airlines Company, Ltd.
                 Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

   2,000,000    New York State Medical Care, Facilities Finance Agency, FHA-Insured               2/06 at 102  AA+         2,161,040
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15

   2,130,000    City of Niagara Falls, Niagara County, New York, Water Treatment Plant           No Opt. Call  AAA         2,771,620
                 (Serial) Bonds, 1994, 8.500%, 11/01/07 (Alternative Minimum Tax)

   PRINCIPAL                                                                                    OPTIONAL CALL                 MARKET
       AMOUNT   DESCRIPTION                                                                       PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 8.1%

$  2,000,000    Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital          11/02 at 102  A3       $  2,169,400
                 Facilities Revenue Bonds, Series 1992, (Summa Health System Project),
                 6.250%, 11/15/07

   1,000,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,                No Opt. Call  BBB         1,087,880
                 1993 Series F (Emery Air Freight Corporation and Emery Worldwide Airlines,
                 Inc. Guarantors) (Non-AMT), 6.050%, 10/01/09

   4,500,000    County Of Hamilton, Ohio, Hospital Facilities Revenue Refunding Bonds,           No Opt. Call  A           4,958,775
                 Series 1992A, (Bethesda Hospital, Inc.), 6.250%, 1/01/06

   2,430,000    Ohio Water Development Authority, Revenue Bonds, USA Waste Services, Series 1992, 3/02 at 102  N/R         2,635,481
                 7.750%, 9/01/07 (Alternative Minimum Tax)

   1,000,000    City of Oxford, Ohio, Water Supply System Mortgage Revenue, Series 1992          12/02 at 102  AAA         1,081,190
                 Refunding Bonds, 6.000%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.5%

   1,840,000    Pennsylvania Higher Educational Facilities Authority, College and University     No Opt. Call  Aaa         2,206,031
                 Revenue Bonds, 9th Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.1%

   3,000,000    Rhode Island Housing and Mortgage, Finance Corporation, Homeownership             4/02 at 102  AA+         3,102,240
                 Opportunity Bonds, Series 7, 6.500%, 4/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.7%

   1,640,000    City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,        No Opt. Call  A2          1,925,196
                  Series 1982, 14.000%, 11/15/01

     590,000    Austin-Travis County MHMR Center Revenue Bonds, (Mental Health and Mental         3/05 at 102  AAA           655,118
                 Retardation Center Facilities Acquisition Program), Series 1995-A, 6.500%, 3/01/15

   1,000,000    City of Galveston Property Finance Authority, Inc., Single Family Mortga          9/01 at 103  A           1,082,590
                 Revenue Bonds, Series 1991A, 8.500%, 9/01/11

   1,115,000    Texas Community MHMR Centers Revenue Bonds, (Mental Health and Mental Retardation 3/05 at 102  AAA         1,238,063
                 Center Facilities Acquisition Program), Series 1995 A-E, 6.500%, 3/01/15

   3,135,000    Ratama Development Corporation, Special Facilities Revenue Bonds, (Ratama        No Opt. Call  AAA         4,396,430
                 Park Racetrack Project) Series 1993, 8.750%, 12/15/11

   1,100,000    Travis County Health Facilities Development Corporation, Hospital Revenue Bonds, 11/03 at 102  Aa          1,183,160
                 (Daughters of Charity National Health System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 5.900%, 11/15/07

     805,000    Tri-County MHMR Services Revenue Bonds, (Mental Health and Mental Retardation     3/05 at 102  AAA           893,848
                 Center Facilities Acquisition Program), Series 1995-E, 6.500%, 3/01/15


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.5%

   2,000,000    Hampton Redevelopment and Housing Authority Multifamily Housing Revenue           7/02 at 104  Baa2        2,162,980
                 Refunding Bonds, Series 1994, (Chase Hampton II Apartments), 7.000%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.0%

   1,255,000    Public Utility District No. 1, of Douglas County, Washington, Wells               9/00 at 102  A+          1,366,206
                 Hydroelectric Revenue Bonds, Series of 1990, 7.700%, 9/01/08 (Alternative Minimum Tax)

                Washington Health Care Facilities Authority, Revenue Bonds,
                Series 1996 (Yakima Valley Memorial Hospital Association, Yakima):
   1,880,000     6.000%, 12/01/09                                                                No Opt. Call  AAA         2,097,065
   1,500,000     6.000%, 12/01/10                                                                No Opt. Call  AAA         1,682,820

                Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,
                Series 1993A:
   2,500,000     7.000%, 7/01/07                                                                 No Opt. Call  Aa1         2,926,275
   3,000,000     7.000%, 7/01/08                                                                 No Opt. Call  Aa1         3,539,880

   7,000,000    Washington Public Power Supply System, Nuclear Project No. 3 Refunding           No Opt. Call  Aa1         4,795,910
                 Revenue Bonds, Series 1990B, 0.000%, 7/01/06

   PRINCIPAL                                                                                    OPTIONAL CALL                 MARKET
       AMOUNT   DESCRIPTION                                                                       PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON D.C. - 4.8%

$  1,000,000    District of Columbia (Washington, D.C.) General Obligation Refunding Bonds,      No Opt. Call  AAA     $   1,111,500
                 Series 1994A, 6.000%, 6/01/11

   5,400,000    District of Columbia (Washington, D.C.), General Obligation Refunding Bonds,     No Opt. Call  AAA         5,925,150
                 Series 1993A, 6.000%, 6/01/07
------------------------------------------------------------------------------------------------------------------------------------
$ 134,315,357   Total Investments - (cost $136,266,149) - 98.5%                                                          145,584,408
=============
                Other Assets Less Liabilities - 1.5%                                                                       2,257,689
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 147,842,097
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
May 31, 1998
ASSETS
 Investments in municipal securities, at market value (note 1)                                            $145,584,408
 Cash                                                                                                          294,304
 Receivables:
   Interest                                                                                                  2,617,874
   Investments sold                                                                                             80,000
 Other assets                                                                                                   17,231
----------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                         148,593,817
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Accrued expenses:
   Management fees (note 6)                                                                                     62,197
   Other                                                                                                        64,802
 Dividends payable                                                                                             624,721
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                        751,720
----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                       $147,842,097
======================================================================================================================

Shares outstanding                                                                                          12,370,635
======================================================================================================================

Netasset value per share outstanding (net assets divided by shares outstanding)                           $      11.95
======================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1998
INVESTMENT INCOME (NOTE 1)                                                                                 $ 8,581,584
----------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                                                                      734,111
 Shareholders' servicing agent fees and expenses                                                                18,870
 Custodian's fees and expenses                                                                                  50,353
 Trustees' fees and expenses (note 6)                                                                            2,324
 Professional fees                                                                                              18,189
 Shareholders' reports - printing and mailing expenses                                                          88,324
 Stock exchange listing fees                                                                                    24,170
 Investor relations expense                                                                                     11,227
 Other expenses                                                                                                  8,660
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                 956,228
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                        7,625,356
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4)                                                549,105
 Net change in unrealized appreciation or depreciation of investments                                        2,941,305
----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                    3,490,410
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                 $11,115,766
======================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                    YEAR ENDED           YEAR ENDED
                                                                                       5/31/98              5/31/97
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                                              $ 7,625,356         $ 7,720,297
 Net realized gain from investment transactions (notes 1 and 4)                         549,105             259,465
 Net change in unrealized appreciation or depreciation of investments                 2,941,305           1,851,855
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           11,115,766           9,831,617
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
 From undistributed net investment income                                            (7,591,325)         (8,022,356)
 From accumulated net realized gains from investment transactions                      (457,013)           (398,327)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                            (8,048,338)         (8,420,683)
-------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                                           3,067,428           1,410,934
Net assets at beginning of year                                                     144,774,669         143,363,735
-------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                                          $147,842,097        $144,774,669
===================================================================================================================

Balance of undistributed net investment income at end of year                         $  80,212           $  46,181
===================================================================================================================


                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM).

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, there were no such outstanding purchase commitments in the Fund.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
There were no share transactions during the fiscal years ended May 31, 1998 or May 31, 1997.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0505 per share from its tax-exempt net investment income which was paid on July 1, 1998, to shareholders of record on June 15, 1998.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1998, aggregated $19,061,758 and $18,372,530, respectively. Purchases and sales (including maturities) of temporary municipal investments for the fiscal year ended May 31, 1998, aggregated $6,000,000 and $7,200,000, respectively.

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1998, net unrealized appreciation of investments aggregated $9,318,259, of which $9,464,354 related to appreciated securities and $146,095 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                                       MANAGEMENT FEE
--------------------------------------------------------------------------------------------------
For the first $125 million                                                             .5000 of 1%
For the next $125 million                                                              .4875 of 1
For the next $250 million                                                              .4750 of 1
For the next $500 million                                                              .4625 of 1
For the next $1 billion                                                                .4500 of 1
For net assets over $2 billion                                                         .4375 of 1
--------------------------------------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 1998, net assets consisted of:
Common shares, $.01 par value per share                                                      $    123,706
Paid-in surplus                                                                               138,037,220
Balance of undistributed net investment income                                                     80,212
Accumulated net realized gain from investment transactions                                        282,700
Net unrealized appreciation of investments                                                      9,318,259
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $147,842,097
=========================================================================================================

8. INVESTMENT COMPOSITION
At May 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:
Education and Civic Organizations                                                                     3%
Health Care                                                                                          12
Housing/Multifamily                                                                                  15
Housing/Single Family                                                                                 6
Tax Obligation/General                                                                                9
Tax Obligation/Limited                                                                                6
Transportation                                                                                        9
U.S. Guaranteed                                                                                      12
Utilities                                                                                            24
Other                                                                                                 4
--------------------------------------------------------------------------------------------------------
                                                                                                    100%
========================================================================================================

In addition, 35% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights

         Financial Highlights Selected data for a share outstanding throughout each period is as follows:

                                                         Investment Operations                         Less Distributions
                                                -------------------------------------         ----------------------------------
                                                                Net
                                                                Realized/
                             Beginning          Net             Unrealized                    Net
                             Net Asset          Investment      Investment                    Investment    Capital
                             Value              Income          Gain (Loss)     Total         Income        Gain          Total
Year Ended 5/31:
         1998                $11.70             $.61            $.29            $ .90         $(.61)        $(.04)        $(.65)
         1997                 11.59              .62             .18              .80          (.65)         (.04)         (.69)
         1996                 11.73              .64            (.09)             .55          (.65)         (.04)         (.69)
         1995                 11.37              .64             .39             1.03          (.65)         (.02)         (.67)
         1994                 11.71              .62            (.27)             .35          (.65)         (.04)         (.69)

                                                                     Total Returns
                                                                -------------------------
                             Ending                                             Based on
                             Net Asset          Ending          Based on        Net Asset
                             Value              Market Value    Market Value+   Value+
Year Ended 5/31:
         1998                $11.95             $11.4375        12.60%          7.85%
         1997                 11.70              10.7500         2.68           6.98
         1996                 11.59              11.1250         6.14           4.76
         1995                 11.73              11.1250         7.67           9.51
         1994                 11.37              11.0000        (1.90)          2.86

                                                Ratios/Supplemental Data
                             ------------------------------------------------------------
                                                                Ratio of Net
                                                Ratio of        Investment
                             Ending             Expenses to     Income to       Portfolio
                             Net Assets         Average         Average         Turnover
                             (000)              Net Assets      Net Assets      Rate
Year Ended 5/31:
         1998                $147,842           .65%            5.17%           13%
         1997                 144,775           .64             5.35            17
         1996                 143,364           .63             5.45            25
         1995                 144,987           .65             5.64            38
         1994                 140,602           .72             5.26            11

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diver sification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

The fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

Photo of: JOHN NUVEEN, SR.

LOGO:
1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

                                                                      FAN-1.5.98